Execution Version

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FIRST AMENDMENT
TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
dated as of
October 26, 2018
among
CIVEO CORPORATION,

CIVEO CANADA LIMITED PARTNERSHIP,
CIVEO PTY LIMITED
and
CIVEO MANAGEMENT LLC,

as Borrowers
THE LENDERS NAMED HEREIN,
ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent,
Canadian Administrative Agent, Canadian Collateral Agent
and an Issuing Bank,
and
RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent
and an Issuing Bank
=============================================

RBC CAPITAL MARKETS, (1)
as Lead Arranger and Sole Bookrunner

(1)RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

US-DOCS\103672518.6

FIRST AMENDMENT TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT (this “First Amendment”), dated as of October 26, 2018, is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (the “U.S. Borrower”), CIVEO CANADA LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Alberta (the “New Canadian Borrower”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower, U.S. Borrower and the New Canadian Borrower, the “Borrowers”), certain subsidiary guarantors of the Borrowers party hereto, the Lenders party hereto (the “Lenders”), the Issuing Banks, the Swing Line Lenders, ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders, as U.S. collateral agent for the Lenders, as administrative agent for the Canadian Lenders and as Canadian collateral agent for the Lenders, and RBC EUROPE LIMITED, as administrative agent for the Australian Lenders and as Australian collateral agent for the Lenders.
R E C I T A L S
A.    The Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Syndicated Facility Agreement, dated as of April 2, 2018 (the “Credit Agreement” and, as amended by this First Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.
B.    The Borrowers, the Agents, the Issuing Banks, the Swing Line Lenders and the Lenders desire to amend certain provisions of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Amended Credit Agreement.
Section 2.Amendments to Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended by adding the following definitions where alphabetically appropriate:

“First Amendment” shall mean that certain First Amendment to Amended and Restated Syndicated Facility Agreement, dated as of October 26, 2018, among the Borrowers, the Administrative Agents and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning set forth in the First Amendment.

(b)    Section 4.01 of the Credit Agreement is amended by
(1)        adding the following new subsection (e):

(e)    After giving pro forma effect to such Credit Event, the Parent Borrower is in compliance with the financial covenants described in Section 6.11 as of the most recently ended four (4) quarter period for which financial statements are required to be delivered under Section 5.04 as if such Credit Event had occurred on the last day of such period.
(2)        replacing “(b), (c) and (d)” in the last paragraph thereof with “(b), (c), (d) and (e)”.
(c)    Section 6.11(a) of the Credit Agreement is amended in its entirety as follows:
(a)    Maximum Total Leverage Ratio. Commencing with the four fiscal quarter period ending March 31, 2018, permit the Total Leverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower, in each case taken as one accounting period, as of the last day of any fiscal quarter, to be greater than (A) if a Qualified Offering has not been consummated:

Fiscal Quarter Ending	Total Leverage Ratio
March 31, 2018 and June 30, 2018	4.50:1.00
September 30, 2018	4.25:1.00
December 31, 2018	4.50:1.00
March 31, 2019	4.75:1.00
June 30, 2019	4.50:1.00
September 30, 2019	4.00:1.00
December 31, 2019 and thereafter	3.50:1.00

    and (B) if a Qualified Offering has been consummated,

Fiscal Quarter Ending	Total Leverage Ratio
September 30, 2018	4.25:1.00
December 31, 2018	4.50:1.00
March 31, 2019	4.75:1.00
June 30, 2019	4.50:1.00
September 30, 2019 and thereafter	4.00:1.00

(d)    Schedule 2.04 to the Credit Agreement is amended and replaced in its entirety with Annex I attached hereto.
Section 3.Consent Fees. The Borrowers agree to pay to the Administrative Agent for the account of each Lender that (a) notifies the Administrative Agent (or its counsel) that it has consented to this First Amendment and (b) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this First Amendment, in each case at or prior to 5:00 p.m., New York City time, on October 25, 2018, a consent fee (the “Consent Fees”) in an amount equal to 0.20% of the aggregate principal amount of the outstanding Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Revolving Commitment and the Australian Revolving Commitment of such Lender as of the First Amendment Effective Date. Consent Fees shall be payable (i) in U.S. dollars for the U.S. Revolving Commitment, (ii) in U.S. Dollar Equivalent for the Australian Revolving Commitment and the Canadian Revolving Commitment and (iii) in Canadian dollars for the Canadian Term Loans.

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Section 4.Conditions Precedent. This First Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “First Amendment Effective Date”):
(a)    The Administrative Agent shall have received from the Required Lenders, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
(b)    The Administrative Agents and the Lead Arranger shall have received all Fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Credit Agreement or under any other Loan Document.
(c)    The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(d)    No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
Section 5.Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a)    The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(b)    No Default or Event of Default has occurred and is continuing.
Section 6.Miscellaneous.
(a)    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this First Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.

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(b)    Ratification and Affirmation. Each of the Borrowers and Guarantors hereby (a) acknowledges the terms of this First Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.
(c)    Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.
(d)    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(f)    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 7.Not Fiduciary Relationship. The Loan Parties acknowledge that none of the Agents, the Issuing Banks, the Swing Line Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWERS:
CIVEO CORPORATION

By: /s/ Frank C. Steininger_______________
Name:     Frank C. Steininger
Title:     Executive Vice President, Chief Financial Officer and Treasurer

CIVEO CANADA LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson_________________
Name: Bradley J. Dodson
Title: Director and President

CIVEO MANAGEMENT LLC

By: /s/ Frank C. Steininger________________
Name:     Frank C. Steininger
Title:    Executive Vice President, Chief Financial Officer and Treasurer

CIVEO PTY LIMITED

/s/ Frank C. Steininger____________________
Signature of Director

Frank C. Steininger
Name of Director

/s/ Bradley J. Dodson______________________
Signature of Director/Company Secretary

Bradley J. Dodson
Name of Director/Company Secretary

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

GUARANTORS:
CIVEO OFFSHORE LLC

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO USA LLC

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO USA MANUFACTURING LLC

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO WATER AND WASTE WATER USA, LLC

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO GP HOLDINGS CORPORATION

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

CIVEO CANADA OPERATIONS GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director

CIVEO CANADA OPERATIONS GP LTD.

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director

CIVEO LODGE GP LTD.

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director

CIVEO CANADA HOLDCO3 LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

CIVEO LODGE GP LTD., on behalf of and in its capacity as general partner of CIVEO LODGE EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

STRUCTURES GP LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

WATER CANADA GP LTD.

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director and President

PACIFIC CATERING GP LTD.

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director and President

CANADA GP LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

CIVEO PREMIUM SERVICES GP LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

NORTHERN METIS CATERING GP LTD.

By: /s/ Bradley J. Dodson______________
Name: Bradley J. Dodson
Title: Director and President

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

BUFFALO METIS CATERING GP LTD.

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director and President

INSTALLATIONS GP LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

CROWN SERVICES GP LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

FORT MCMURRAY LODGE SERVICES GP LTD.

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director and President

STRUCTURES GP LTD., on behalf of and in its capacity as general partner of CIVEO STRUCTURES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

WATER CANADA GP LTD, on behalf of and in its capacity as general partner of CIVEO WATER CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director and President

PACIFIC CATERING GP LTD, on behalf of and in its capacity as general partner of CIVEO PACIFIC CATERING EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director and President

CIVEO PREMIUM SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO PREMIUM SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

INSTALLATIONS GP LTD, on behalf of and in its capacity as general partner of CIVEO INSTALLATIONS EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

CROWN SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO CROWN SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

CANADA GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Vice President and Director

FORT MCMURRAY LODGE SERVICES GP LTD., on behalf of and in its capacity as general partner of FORT MCMURRAY LODGE SERVICES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director and President

CIVEO PROPERTY PTY LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Director

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

CIVEO LINEN PTY LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Director

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director

CIVEO HOLDING COMPANY 2 PTY LTD.

By: /s/ Frank C. Steininger_____________
Name: Frank C. Steininger
Title: Director

By: /s/ Bradley J. Dodson_____________
Name: Bradley J. Dodson
Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent, Canadian Administrative Agent and Canadian Collateral Agent

By: /s/ Helena Sadowski__________________
Name: Helena Sadowski
Title: Manager, Agency

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent and an Issuing Lender

By: /s/ Simon Hilton______________________
Name: Simon Hilton
Title: Authorised Signatory

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a U.S. Lender, the U.S. Swing Line Lender and an Issuing Bank

By: /s/ Jay T. Sartain______________________
Name: Jay T. Sartain
Title: Authorized Signatory

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a Canadian Lender, the Canadian Swing Line Lender and an Issuing Bank

By: /s/ Bryn Davies_______________________
Name: Bryn Davies
Title: Authorized Signatory

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as an Australian Lender and an Issuing Bank

By: /s/ Marcus Rayment_ __________________
Name: Marcus Rayment
Title: Director, Corporate Banking

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

THE BANK OF NOVA SCOTIA, as a Canadian Lender and an Issuing Bank

By: /s/ Scott Nickel

Name: Scott Nickel

Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

BNS ASIA LIMITED, as an Australian Lender

By: /s/ Mark Levia
Name: Mark Levia
Title: Director, Head of Execution & Head of BNSAL

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

HSBC BANK CANADA, as a Canadian Lender

By: /s/ Ryan Smith
Name: Ryan Smith
Title: Assistant Vice President, Energy Financing

By: /s/ Bruce Robinson
Name: Bruce Robinson
Title: Vice President, Energy Financing

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

For and on behalf of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SYDNEY BRANCH by its duly authorised attorney pursuant to a power of attorney in the presence of:

By: /s/ Robert Agati
Name: Robert Agati
Title: Secretary

By: /s/ Albert Kin Cheung Leung
Name: Albert Kin Cheung Leung
Title: Asst. Company Secretary

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

THE TORONTO-DOMINION BANK, as a Canadian Lender and an Issuing Bank

By: /s/ Vanessa Cheung
Name: Vanessa Cheung
Title: Director, Commercial National Accounts

By: /s/ Ian M. McGuire
Name: Ian M. McGuire
Title: Manager of Commercial Credit, National Accounts

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender

By: /s/ Pradeep Mehra
Name: Pradeep Mehra
Title: Authorized Signatory

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

NATIONAL BANK OF CANADA, as a Canadian Lender and an Australian Lender

By: /s/ Jason Anderson
Name: Jason Anderson
Title: Director, Energy Services

By: /s/ Darrell Stelmack
Name: Darrell Stelmack
Title: Director, Energy Services

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ATB FINANCIAL, as Canadian Lender

By: /s/ Neil Ternovatsky
Name: Neil Ternovatsky
Title: Director

By: /s/ Jeffrey Lam
Name: Jeffrey Lam
Title: Porfolio Manager

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

WELLS FARGO BANK N.A., CANADIAN BRANCH, as Canadian Lender

By: /s/ Lindy Couillard
Name: Lindy Couillard
Title: Director, Wells Fargo Corporate Banking

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Australian Lender

By: /s/ Kevin M. Davidson
Name: Kevin M. Davidson
Title: Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By: /s/ Toshitake Funaki
Name: Toshitake Funaki
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Canadian Lender

By: /s/ Alfred Lee
Name: Alfred Lee
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

CANADIAN WESTERN BANK, as a Canadian Lender

By: /s/Kuno Ryckborst
Name: Kuno Ryckborst
Title: Senior Manager, Energy & Corporate Banking

By: /s/ Dean Proctor
Name: Dean Proctor
Title: Vice President and Branch Manager

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

ANNEX I

SCHEDULE 2.04
Amortization

Canadian Term Loans

Date	Amount
June 30, 2018	C$9,203,085.94
September 30, 2018	C$9,203,085.94
December 31, 2018	C$11,503,857.42
March 31, 2019	C$11,503,857.42
June 30, 2019	C$11,503,857.42
September 30, 2019	C$11,503,857.42
December 31, 2019	C$11,503,857.42
March 31, 2020	C$11,503,857.42
June 30, 2020	C$11,503,857.42
September 30, 2020	C$11,503,857.42
Maturity Date	Remaining Balance